UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2026

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2026, Super League Enterprise, Inc. (the “Company”) filed an amendment (the “Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share ( “Common Stock”) at a ratio of 1-for-12 (the “Reverse Split”).

The Amendment became effective at 12:01 a.m. on January 23, 2026 (the “Effective Time”). The Company’s shares are expected to begin trading on a Reverse Split-adjusted basis on the Nasdaq Capital Market on January 23, 2026. The new CUSIP number of the common stock following the Reverse Split is 86804F 509.

As a result of the Reverse Split, every 12 shares of the Company’s issued and outstanding Common Stock automatically combined and converted into one issued and outstanding share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Split. Any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split will be rounded up to one whole share. The Reverse Split will not modify the rights or preferences of the common stock. The Company has appointed its transfer agent, Direct Transfer LLC, to act as exchange agent for the Reverse Split.

The above description of the Amendment is a summary of the material terms thereof and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release announcing the Reverse Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 21, 2026, the Company issued a letter to shareholders (“Letter”) providing a corporate update. A copy of the press release and Letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Super League Enterprise, Inc.
99.1	Press Release issued by Super League Enterprise, Inc., dated January 21, 2026
99.2	Press Release issued by Super League Enterprise, Inc., dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: January 23, 2026	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer